UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2007

GTSI Corp.
(Exact name of registrant as specified in its charter)

Delaware	0-19394	64-1248422
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3901 Stonecroft Boulevard Chantilly, Virginia	20151-1010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 502-2000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement.

Effective February 12, 2008, GTSI Corp. (the “Company”) amended its Employment Agreement dated December 1, 2007, with Scott Friedlander, the Company’s President and Chief Operating Officer. The amendment increases the severance payable to Mr. Friedlander if his employment is terminated without cause, as defined in the Employment Agreement, from nine months of his then effective base salary to twelve months of such base salary. A copy of the amendment is attached as Exhibit 10.1 in Item 9.01.

Effective as of February 12, 2008, the Company entered into a formal Severance Agreement with Joseph Ragan, the Company’s Chief Financial Officer, that provides for payment to Mr. Ragan of a six-month severance equal to his then effective base salary if his employment is terminated without cause, as defined in the Severance Agreement. A copy of the Severance Agreement is attached as Exhibit 10.2 in Item 9.01.

Effective as of February 12, 2008, the Company amended its Change of Control Agreement, dated as of April 28, 2006, with Joseph Ragan to increase the severance payable to Mr. Ragan from six months of his total targeted compensation to twelve months of such total targeted compensation, if his employment is terminated without cause under a change of control, as defined in the Change of Control Agreement. A copy of the amendment is attached as Exhibit 10.3 in Item 9.01.

ITEM 5.02. Compensatory Arrangements of Certain Officers.

On June 8, 2007, the Company increased the base salary of James Leto, the Company’s Chief Executive Officer, from $400,000 per annum to $500,000 per annum retroactively to January 1, 2007.

On February 1, 2008, the Company increased Mr. Leto’s base salary to $525,000 per annum retroactively to January 1, 2008; and amended Mr. Leto’s Employment Agreement dated February 16, 2006, to provide for the reimbursement of taxes paid as the result of payment of an annual car allowance of $15,000 and housing allowance of $50,000. A copy of the amendment is attached as Exhibit 10.4 in Item 9.01.

The foregoing descriptions of the amendments and agreement are only a summary and are qualified in their entirety by reference to the complete text of the amendments and agreements, as applicable.

Item 9.01 Financial Statements and Exhibits

(a) None.
(b) None.
(c) Exhibits.
(d) Exhibits

Exhibit	Description
10.1	Amendment to Executive Employment Agreement dated December 1, 2007, between the Company and Scott Friedlander.
10.2	Severance Agreement dated February 11, 2008, between the Company and Joseph Ragan.
10.3	Amendment to Change of Control Agreement dated April 28, 2006, between the Company and Joseph Ragan.
10.4	Amendment to Executive Employment Agreement dated February 16, 2006, between the Company and James Leto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GTSI Corp.

By: /s/ Charles DeLeon
Charles DeLeon
Senior Vice President and General Counsel

Date: February 15, 2008

INDEX TO EXHIBITS

Item 9.01 Financial Statements and Exhibits
(a) None.
(b) None.
(c) Exhibits.
(d) Exhibits

Exhibit	Description
10.1	First Amendment to Executive Employment Agreement dated December 1, 2007, between the Company and Scott Friedlander.
10.2	Severance Agreement dated February 12, 2008, between the Company and Joseph Ragan.
10.3	First Amendment to Change of Control Agreement dated April 28, 2006, between the Company and Joseph Ragan.
10.4	Amendment to Executive Employment Agreement dated February 16, 2006, between the Company and James Leto.